UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

Broadview Networks Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-142946	11-3310798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 922-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 14, 2011, Broadview Networks Holdings, Inc. (the “Company”) made available on its website at http://www.broadviewnet.com a presentation relating to the Company’s business and operations that, among other things, updates information concerning the Company. A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

        The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Company Presentation dated June 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011

BROADVIEW NETWORKS HOLDINGS, INC.

By:  /s/ Corey Rinker
Name: Corey Rinker
Title: Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Company Presentation dated June 14, 2011.